                                                                    EXHIBIT 10.1

                                  ANSYS, INC.
                                  -----------

                        1996 STOCK OPTION AND GRANT PLAN
                        --------------------------------


             SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS
            ----------------------------------------

          The name of the plan is the ANSYS, Inc. 1996 Stock Option and Grant Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants and key persons of ANSYS, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

          The following terms shall be defined as set forth below:

          "Act" means the Securities Exchange Act of 1934, as amended.

          "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

          "Committee" means the Committee of the Board referred to in Section 2.

          "Disinterested Person" means an Independent Director who qualifies as such under Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under said Rule. If Rule 16b-3(c)(2)(i) is amended and such definition no longer exists, the requirement set forth in Section 2(a) hereof that each member of the Committee be a Disinterested Person shall cease to apply.

          "Dividend Equivalent Right" means Awards granted pursuant to Section
9.

          "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 15.

          "Fair Market Value" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, then clause (i) shall not apply and the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported, and (iii) notwithstanding the foregoing, the Fair Market Value of the Stock on the effective date of the Initial Public Offering shall be the offering price to the public of the Stock on such date.

          "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

          "Independent Director" means a member of the Board who is neither an employee or officer of the Company or any Subsidiary, nor a representative of the major investor of the Company prior to the Company's Initial Public Offering.

          "Initial Public Offering" means the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Stock to the public.

          "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

          "Performance Share Award" means any Award granted pursuant to Section
8.

          "Restricted Stock Award" means any Award granted pursuant to Section
6.

          "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

          "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

          "Unrestricted Stock Award" means any Award granted pursuant to Section 7.

SECTION 2.  ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS
            ------------------------------------------------------------------
            AND DETERMINE AWARDS
            --------------------

          (a) Committee.  The Plan shall be administered by the Option and
              ---------
Compensation Committee of the Board, or any other committee of not less than two non-employee Directors performing similar functions as appointed by the Board from time to time.

On and after the date the Company becomes subject to the Act, each member of the Committee shall be a Disinterested Person. On and after the date the Plan becomes subject to Section 162(m) of the Code, each member of the Committee shall be an "Outside Director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. On and after August 15, 1996, the Plan may be administered by either the Board or a committee of "Non-Employee Directors" within the meaning of Rule 16b-3(a)(3), and all references to the "Committee" (other than the last sentence of Section 4) shall also be deemed to refer to the Board.

          (b) Powers of Committee.  The Committee shall have the power and
              -------------------
authority to grant Awards consistent with the terms of the Plan, including the power and authority:

                    (i) to select the officers, employees, consultants and key persons of the Company and its Subsidiaries to whom Awards may from time to time be granted;

                    (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more participants;

                    (iii) to determine the number of shares of Stock to be covered by any Award;

                    (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

                    (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

                    (vi) to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like;

                    (vii) subject to the provisions of Section 5(a)(iii), to extend at any time the period in which Stock Options may be exercised;

                    (viii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

                    (ix) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

          All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

          (c) Delegation of Authority to Grant Awards.  The Committee, in its
              ---------------------------------------
discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee's authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
            ----------------------------------------------------

          (a) Stock Issuable.  The maximum number of shares of Stock reserved
              --------------
and available for issuance under the Plan shall be 2,250,000 shares of Stock.
No more than 300,000 shares of Stock may be issued to Independent Directors pursuant to Section 5(c) of the Plan. For purposes of the foregoing limitations, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that on and after the date the Plan is subject to Section 162(m) of the Code, Stock Options with respect to no more than 300,000 shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

          (b) Recapitalizations.  If, through or as a result of any merger,
              -----------------
consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan or for the Independent Directors pursuant to Section 5(c) of the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

          (c) Mergers and Other Transactions.  In the case of (i) the
              ------------------------------
dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Transaction"), the outstanding Options held by Independent Directors shall become fully vested. Upon the effectiveness of the Transaction, the Plan and all Awards granted hereunder shall terminate, unless provision is made in connection with the Transaction for the assumption of Awards heretofore granted, or the substitution of such Awards of new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above. In the event of such termination, each optionee shall be permitted to exercise for a period of at least 15 days prior to the date of such termination (1) all options held by such optionee which are then exercisable, and (2) such number of additional options held by such optionee, to the extent such options are not then exercisable, as may be specified in the relevant option agreement, if any. During this 15-day period, Independent Directors may exercise unvested Options that will become fully vested upon the effectiveness of the Transaction, subject to the consummation of the Transaction.

          (d) Substitute Awards.  The Committee may grant Awards under the Plan
              -----------------
in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.  ELIGIBILITY
            -----------

          Participants in the Plan will be such officers and other employees, consultants and key persons of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee, in its sole discretion. In addition, Independent Directors are eligible to receive Options pursuant to the provisions of Section 5(c) of the Plan. Independent Directors who are not serving on the Committee are eligible to receive Options pursuant to the provisions of Sections 5(a), (b) and (c) of the Plan.

SECTION 5.  STOCK OPTIONS
            -------------

          Any Stock Option granted under the Plan shall be pursuant to a stock option agreement which shall be in such form as the Committee may from time to time approve. Option agreements need not be identical.

          Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. Non-Qualified Stock Options may be granted to officers, employees, Independent Directors, advisors, consultants and key persons of the Company and its Subsidiaries. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

          No Incentive Stock Option shall be granted under the Plan after April 18, 2006.

          (a) Terms of Stock Options.  Stock Options granted under the Plan
              ----------------------
shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                    (i) Exercise Price.  The exercise price per share for the
                        --------------
          Stock covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant in the case of Incentive Stock Options. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

                    (ii) Grant of Discount Options in Lieu of Cash Compensation.
                         -----------------------------------------------------
          Upon the request of an eligible participant (other than an Independent Director) and with the consent of the Committee, such participant may elect each calendar year to receive a Non-Qualified Stock Option in lieu of any cash bonus or other compensation to which he may become entitled during the following calendar year, but only if such participant makes an irrevocable election to waive receipt of all or a portion of such cash compensation. Such election shall be made on or before the date set by the Committee which date shall be no later than 15 days (or such shorter period permitted by the Committee) preceding January 1 of the calendar year for which the cash compensation would otherwise be paid. A Non-Qualified Stock Option shall be granted to each participant who made such an irrevocable election on the date the waived cash compensation would otherwise be paid. The exercise price per share shall be determined by the Committee. The number of shares of Stock subject to the Stock Option shall be determined by dividing the amount of the waived cash compensation by the difference between the Fair Market Value of the Stock on the date the Stock Option is granted and the exercise price per share of the Stock Option. The Stock Option shall be granted for a whole number of shares so determined; the value of any fractional share shall be paid in cash.

                    (iii)  Option Term.  The term of each Stock Option shall be
                           -----------
          fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

                    (iv) Exercisability; Rights of a Stockholder.  Stock Options
                         ---------------------------------------
          shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date; provided, however, that Stock Options granted in lieu of cash compensation shall be exercisable in full as of the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                    (v) Method of Exercise.  Stock Options may be exercised in
                        ------------------
          whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods; provided, however, that the methods set forth in subsections (B) and
          (C) below shall become available only after the closing of the Initial Public Offering:

                    (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

                    (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee free of such restrictions for at least six months, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                    (C) By the optionee delivering to the Company a properly
               executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

          Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

                    (vi) Termination.  Unless otherwise provided in the option
                         -----------
          agreement or determined by the Committee, upon the optionee's termination of employment (or other business relationship) with the Company and its Subsidiaries, the optionee's rights in his Stock Options shall automatically terminate.

                    (vii)  Annual Limit on Incentive Stock Options.  To the
                           ---------------------------------------
          extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

          (b) Reload Options.  At the discretion of the Committee, Options
              --------------
granted under Section 5(a) may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(v)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

          (c) Stock Options Granted to Independent Directors.
              ----------------------------------------------

                    (i)  Automatic Grant of Options.
                         --------------------------

                         (A) Each Independent Director who is first elected or
               appointed to serve as a director commencing after the effective date of the Initial Public Offering shall be granted, on the fifth business day after his initial term of office commences, a Non-Qualified Stock Option to acquire that number of shares of Stock determined by dividing $200,000 by the Option Exercise Price.

                         (B) Each Independent Director who is serving as
               director of the Company on the fifth business day after each annual meeting of stockholders, beginning with the 1997 annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire that number of shares of Stock determined by dividing $75,000 by the Option Exercise Price.

                    (ii)  Option Terms.
                          ------------

                         (A) The Option Exercise Price per share for the Stock
               covered by a Stock Option granted under this Section 5(c) shall be equal to the lesser of (1) the Fair Market Value of the Stock on the date of grant or (2) the average of the Fair Market Value of the Stock for a period of ten consecutive trading days prior to the date of grant.

                         (B) Each Stock Option granted under this Section 5(c)
               shall be exercisable in annual installments over four years. No such Option shall be exercisable after the tenth anniversary of the date it was granted.

                         (C) If an optionee ceases to be a director for any
               reason, each Stock Option granted to such optionee under this
               Section 5(c) shall terminate immediately with respect to all shares of Stock for which it is not then exercisable. With respect to the remaining shares, such Option shall terminate 60 days after the date the optionee ceases to be a director or at the expiration of the stated term of the Option, if earlier; provided, however, that (1) if the optionee dies while a director, such Option may be exercised for such remaining shares by the personal representative or legatee of the optionee for a period of one year from the date of death or until the expiration of the stated term of the Option, if earlier; or (2) if the optionee ceases to be a director by reason of disability, such Option may be exercised for such remaining shares by the director for six months after the date the optionee ceases to be a director or until the expiration of the stated term of the Option, if earlier.

                         (D) A Stock Option granted under this Section 5(c) may
               be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(v). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of an Option and not as to unexercised Options.

                    (iii)  Limited to Independent Directors.  The provisions of
                           --------------------------------
          this Section 5(c) shall apply only to Stock Options granted or to be granted to Independent Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to a participant who is not an Independent Director. To the extent that they are inconsistent with any other provisions of the Plan, the provisions of this Section 5(c) shall govern the rights and obligations of the Company and Independent Directors respecting Options granted or to be granted to Independent Directors.

          (d) Non-transferability of Options.  No Stock Option shall be
              ------------------------------
transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may provide in an option agreement that the optionee may transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners.

SECTION 6.  RESTRICTED STOCK AWARDS
            -----------------------

          (a) Nature of Restricted Stock Awards.  The Committee may grant
              ---------------------------------
Restricted Stock Awards to any officer, employee, consultant or key person of the Company and its Subsidiaries. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

          (b) Rights as a Stockholder.  Upon execution of a written instrument
              -----------------------
setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(e) below.

          (c) Restrictions.  Restricted Stock may not be sold, assigned,
              ------------
transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company or its assigns shall have the right or shall agree, as may be specified in the relevant restricted stock agreement, to repurchase Restricted Stock with respect to which conditions have not lapsed at their purchase price from the participant or the participant's legal representative.

          (d) Vesting of Restricted Stock.  The Committee at the time of grant
              ---------------------------
shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

          (e) Waiver, Deferral and Reinvestment of Dividends.  The written
              ----------------------------------------------
instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.  UNRESTRICTED STOCK AWARDS
            -------------------------

          (a) Grant or Sale of Unrestricted Stock.  The Committee may, in its
              -----------------------------------
sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any officer, employee, consultant or key person of the Company or its Subsidiaries, pursuant to which such individual may receive shares of Stock free of any vesting restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

SECTION 8.  PERFORMANCE SHARE AWARDS
            ------------------------

          (a) Nature of Performance Share Awards.  A Performance Share Award is
              ----------------------------------
an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any officer, employee, consultant or key person of the Company or its Subsidiaries, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

          (b) Restrictions on Transfer.  Performance Share Awards and all rights
              ------------------------
with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

          (c) Rights as a Shareholder.  A participant receiving a Performance
              -----------------------
Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

          (d) Termination.  Except as may otherwise be provided by the Committee
              -----------
at any time, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or business relationship) with the Company and its Subsidiaries for any reason.

          (e) Acceleration, Waiver, Etc.  At any time prior to the participant's
              -------------------------
termination of employment (or other business relationship) by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 12, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 9.  DIVIDEND EQUIVALENT RIGHTS
            --------------------------

          (a) Dividend Equivalent Rights.  A Dividend Equivalent Right is an
              --------------------------
Award entitling the recipient to receive credits based on cash dividends that would be paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares were held by the recipient. A Dividend Equivalent Right may be granted hereunder to any officer, employee, consultant or key person, as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

          (b) Interest Equivalents.  Any Award under this Plan that is settled
              --------------------
in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

SECTION 10.  TAX WITHHOLDING
             ---------------

          Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

SECTION 11.  TRANSFER, LEAVE OF ABSENCE, ETC.
             --------------------------------

          For purposes of the Plan, the following events shall not be deemed a termination of employment:

          (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

          (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 12.  AMENDMENTS AND TERMINATION
             --------------------------

          The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the
Plan), but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this
Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Committee to be required by the Act to ensure that Awards granted under the Plan are exempt under Rule 16b-3 promulgated under the Act, or that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders who are eligible to vote at a meeting of stockholders.

SECTION 13.  STATUS OF PLAN
             --------------

          With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 14.  GENERAL PROVISIONS
             ------------------

          (a) No Distribution; Compliance with Legal Requirements.  The
              ---------------------------------------------------
Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

          No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

          (b) Other Compensation Arrangements; No Employment Rights.  Nothing
              -----------------------------------------------------
contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 15.  EFFECTIVE DATE OF PLAN
             ----------------------

          This Plan shall become effective upon approval by the holders of a majority of the shares of Stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 16.   GOVERNING LAW
              -------------

          This Plan shall be governed by Delaware law except to the extent such law is preempted by federal law.



Adopted and Effective:  April 19, 1996

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